UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2005

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of October 1, 2005, providing for the issuance of

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Mortgage Pass-Through Certificates)

Deutsche Alt-A Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127621	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Wall Street New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-7010.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On October 28, 2005 (the “Closing Date”), a series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Deutsche Alt-A Securities, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer and securities administrator (the “Master Servicer”) and HSBC Bank USA, National Association as trustee (the “Trustee”). The Certificates consist of thirty-four classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class I-A-2 Certificates”, “Class I-A-3 Certificates”, “Class I-A-4 Certificates”, “Class I-A-5 Certificates”, “Class I-A-6 Certificates”, “Class I-A-7 Certificates”, “Class I-A-8 Certificates”, “Class I-A-IO Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class II-A-5 Certificates”, “Class II-A-6 Certificates”, “Class II-A-7 Certificates”, “Class II-A-8 Certificates”, “Class II-A-IO Certificates”, “Class II-A-PO Certificates”, “Class R Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class B-3 Certificates”, “Class B-4 Certificates”, “Class B-5 Certificates”, “Class P-1 Certificates” and “Class P-2 Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’”) of conventional, one- to four- family, first lien, fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $625,018,046 as of October 1, 2005 (the “Cut-off Date”). Certain Mortgage Loans having an aggregate principal balance of approximately $597,633,676 as of the Cut-off Date were purchased pursuant to the Mortgage Loan Purchase Agreement, dated October 28, 2005, between DB Structured Products, Inc. as seller (the “Seller”) and the Depositor (the “Mortgage Loan Purchase Agreement”). From the Closing Date up to and including November 30, 2005, the Depositor will purchase additional Mortgage Loans from the Seller pursuant to the terms and conditions of subsequent mortgage loan purchase agreements to be entered into between the Depositor and the Seller. The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-A-5 Certificates, Class I-A-6 Certificates, Class I-A-7 Certificates, Class I-A-8 Certificates, Class I-A-IO Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class II-A-5 Certificates, Class II-A-6 Certificates, Class II-A-7 Certificates, Class II-A-8 Certificates, Class II-A-IO Certificates, Class II-A-PO Certificates, Class R Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates and Class B-1 Certificates, were sold by Depositor pursuant to the Underwriting Agreement, dated August 1, 2003, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated October 27, 2005 between the Depositor and Deutsche Bank Securities Inc. (collectively, the “Underwriting Agreement”).

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class Designation	Original Principal Balance or Notional Amount(1)	Initial Pass-Through Rate
I-A-1	$160,543,000		4.33	%(3)
I-A-2	$160,543,000	(2)	1.170	%(4)
I-A-3	$83,304,000		5.50	%(5)
I-A-4	$20,347,000		5.50	%(5)
I-A-5	$29,773,040		5.29	%(6)
I-A-6	$4,059,960		7.04	% (7)
I-A-7	$15,577,000		5.50	%(5)
I-A-8	$12,237,000		5.50	%(5)
I-A-IO	$347,564,774	(2)	0.3542	%(8)
II-A-1	$109,700,000		4.14	%(5)
II-A-2	$109,700,000	(2)	1.360	%(9)
II-A-3	$69,354,000		5.50%
II-A-4	$24,913,000		5.50%
II-A-5	$46,311,760		5.29	%(5)
II-A-6	$6,315,240		7.04	%(7)
II-A-7	$1,000,000		5.50%
II-A-8	$940,000		5.50%
II-A-IO	$277,453,272	(2)	0.5286	%(10)
II-A-PO	$1,577,974		N/A
R	$100		5.50%
M-1	$10,314,000		5.50	%(11)
M-2	$4,375,000		5.50	%(11)
M-3	$3,125,000		5.50	%(11)
M-4	$5,313,000		5.50	%(11)
M-5	$1,875,000		5.50	%(11)
M-6	$3,438,000		5.50	%(11)
M-7	$1,563,000		5.50	%(11)
B-1	$938,000		5.50	%(11)

(1)	These amounts are approximate. They are subject to an upward or downward adjustment of no more than 5%, depending on the total principal amount of the mortgage loans delivered at closing.
(2)	Notional Amount.
(3)

The interest rate for the Class I-A-1 Certificates is equal to the least of (i) One-Month LIBOR plus 0.39% per annum, (ii) the weighted average of the net mortgage rates of the Group I Mortgage Loans for the related distribution date and (iii) 5.50% per annum. The Class I-A-1 Certificates will have the benefit of a cap agreement.

(4)

The interest rate for the Class I-A-2 Certificates is equal to (i) the lesser of (x) the weighted average of the net mortgage rates of the Group I Mortgage Loans for the related distribution date and (y) 5.500% per annum, minus (ii) the Class I-A-1 interest rate for the related distribution date, but will not be less than zero on any distribution date.

(5)

The interest rates applicable to the Class I-A-3, Class I-A-4, Class I-A-7 and Class I-A-8 Certificates are subject to a rate cap equal to the weighted average of the net mortgage rates of the Group I Mortgage Loans. The interest rate on the Class II-A-1 Certificates is subject to a rate cap equal to 5.50% per annum. The interest rate on the Class II-A-5 Certificates is subject to a rate cap equal to 6.25% per annum. The Class II-A-1 Certificates will have the benefit of a cap agreement.

(6)

The interest rate for the Class I-A-5 Certificates is equal to the least of (i) One-Month LIBOR plus 1.35% per annum, (ii) the product of (a) the weighted average of the net mortgage rates of the Group I Mortgage Loans for the related distribution date and (b) 1.1363636 and (iii) 6.25% per annum.

(7)

The interest rate for the Class I-A-6 Certificates and Class II-A-6 Certificates is equal to the excess of (i) 35.9333% over (ii) the product of (a) One-Month LIBOR and (b) 7.33333, but will not be less than zero on any distribution date.

(8)

The interest rate for the Class I-A-IO Certificates is equal to (i) the weighted average of the net mortgage rates of the Group I Mortgage Loans for the related distribution date minus (ii) 5.500% per annum.

(9)

The interest rate for the Class II-A-2 Certificates is equal to the lesser of (i) the excess, if any, of 5.500% over the Class II-A-1 interest rate and (ii) 5.300% per annum, but will not be less than zero on any distribution date.

(10)

The interest rate for the Class II-A-IO Certificates is equal to the percentage equivalent of a fraction the numerator of which is equal to the product of (i) the excess of (a) the weighted average of the net mortgage rates of the Group II Non-Discount Loans over (b) 5.500% and (ii) the aggregate principal balance of the Group II Non-Discount Loans and the denominator of which is equal to the aggregate principal balance of the Group II Mortgage Loans.

(11)

On each distribution date following the initial distribution date, the interest rate applicable to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be calculated based on the formula set forth under “Description of the Certificates—Interest Calculations on the Certificates” in the prospectus supplement.

The Certificates, other than the Class B-2, Class B-3, Class B-4, Class B-5, Class P-1 and Class P-2 Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated October 27, 2005 (the “Prospectus Supplement”), and the Prospectus, dated August 26, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-2, Class B-3, Class B-4, Class B-5, Class P-1 and Class P-2 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of October 1, 2005, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-5 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 14, 2005

DEUTSCHE ALT-A SECURITIES, INC.

By:	/s/ Adam Yarnold
Name:	Adam Yarnold
Title:	Director

By:	/s/ Susan Valenti
Name:	Susan Valenti
Title:	Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of October 1, 2005, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-5 Certificates.	8

EXHIBIT 4.1